Banta Corporation
                     Condensed Consolidated Income Statement
                     ($000's omitted, except per share data)


                                                     3 Months Ended June                    6 Months Ended June
                                                     -------------------                    -------------------
                                                   2003               2002                2003               2002
                                                   ----               ----                ----               ----
Net Sales                                         $ 336,731          $ 332,263           $ 673,161          $ 666,230
Cost of Sales                                       262,596            258,643             528,055            523,718
                                                  ---------          ---------           ---------          ---------
    Gross Profit                                     74,135             73,620             145,106            142,512

SG&A Expense                                         50,358             48,892             100,333             97,307
Restructuring Charge                                  5,553                  -               6,469                  -
Litigation Settlement                                 4,602                  -               4,602                  -
                                                  ---------          ---------           ---------          ---------
    Earnings from Operations                         13,622             24,728              33,702             45,205

Other Income (Expense)
  Interest Expense                                   (2,005)            (2,943)             (4,626)            (6,053)
  Other, net                                            (31)               155                 756                 94
                                                  ---------          ---------           ---------          ---------
    Earnings before Income Taxes                     11,586             21,940              29,832             39,246
Provision for Income Taxes                            4,330              8,560              11,330             15,378
                                                  ---------          ---------           ---------          ---------
    Net Income                                      $ 7,256           $ 13,380            $ 18,502           $ 23,868
                                                  =========          =========           =========          =========
Basic Earnings per Share                             $ 0.29             $ 0.53              $ 0.73             $ 0.95

Diluted Earnings per Share                           $ 0.28             $ 0.52              $ 0.72             $ 0.93

Average Shares Outstanding:
Basic                                                25,423             25,247              25,337             25,141
Diluted                                              25,647             25,652              25,537             25,512

Composite Tax Rate                                    37.4%              39.0%               38.0%              39.2%


                               SEGMENT INFORMATION

                                                     3 Months Ended June                    6 Months Ended June
                                                     -------------------                    -------------------
Net Sales                                          2003               2002                2003               2002
---------                                          ----               ----                ----               ----
Printing and digital imaging                      $ 231,240          $ 236,578           $ 463,601          $ 472,555
Supply-chain management                              80,011             69,424             161,546            142,627
Healthcare                                           25,480             26,261              48,014             51,048
                                                  ---------          ---------           ---------          ---------
                                                  $ 336,731          $ 332,263           $ 673,161          $ 666,230
                                                  =========          =========           =========          =========
Earnings from Operations
------------------------
Printing and digital imaging                        $ 9,624           $ 20,847            $ 22,910           $ 39,513
Supply-chain management                               5,413              5,721              14,434             10,426
Healthcare                                            3,726              2,530               6,388              5,115
                                                  ---------          ---------           ---------          ---------
  Segment earnings from operations                   18,763             29,098              43,732             55,054
  Unallocated corporate expenses                     (5,141)            (4,370)            (10,030)            (9,849)
  Interest expense                                   (2,005)            (2,943)             (4,626)            (6,053)
  Other expense                                         (31)               155                 756                 94
                                                  ---------          ---------           ---------          ---------
  Earnings before income taxes                     $ 11,586           $ 21,940            $ 29,832           $ 39,246
                                                  =========          =========           =========          =========
Depreciation/Amortization                          $ 14,810           $ 18,404            $ 31,274           $ 37,081

Capital Expenditures                               $ 16,838            $ 8,365            $ 31,776           $ 14,891

                               Banta Corporation
                     Condensed Consolidated Income Statement
                     ($000's omitted, except per share data)

                                                     6 Months Ended June
                                                     -------------------
ASSETS                                             2003               2002
                                                   ----               ----
Cash and short-term investments                   $ 195,007          $ 131,543
Receivables                                         192,808            181,920
Inventories                                          61,574             72,384
Other current assets                                 24,798             21,666
                                                  ---------          ---------
Total current assets                                474,187            407,513
                                                  ---------          ---------

Plant and equipment, net                            279,214            305,224
Other assets                                         70,772             89,464

Total Assets                                      $ 824,173          $ 802,201
                                                  =========          =========

LIABILITIES AND SHAREHOLDERS' INVESTMENT

Accounts Payable                                  $ 114,734           $ 96,410
Other accrued liabilities                            56,054             63,511
Current maturities of long-term debt                 19,408             20,402
                                                  ---------          ---------
Total current liabilities                           190,196            180,323
                                                  ---------          ---------

Long-term debt                                       97,388            115,898
Deferred income taxes                                16,032             21,436
Other noncurrent liabilities                         45,938             41,775
Shareholders' investment                            474,619            442,769
                                                  ---------          ---------
Total Liabilities and Shareholders' Investment    $ 824,173          $ 802,201
                                                  =========          =========